Exhibit 99.1

Cytek Biosciences Reports Second Quarter 2022 Financial Results

Second quarter revenue grew 32% compared to prior year

FREMONT, Calif., August 10, 2022 (GLOBE NEWSWIRE) — Cytek® Biosciences, Inc. (“Cytek Biosciences” or “Cytek”) (Nasdaq: CTKB) today reported financial results for the second quarter ended June 30, 2022.

Recent Highlights

•	Total revenue was $40.2 million for the second quarter, representing a 32% increase over the corresponding quarter of 2021

•	Expanded the installed base to 1,356 instruments, with 130 instrument placements during the second quarter

•

Received CE marking for a series of single-color cFluor® reagents and a 6-color TBNK kit, as Cytek moves to make total cell analysis solutions available for clinical applications in the European market

“I am encouraged by our progress in the second quarter, capping off a strong first half of 2022,” said Dr. Wenbin Jiang, CEO of Cytek Biosciences. “With our total revenue growing 32% from the prior year and continued momentum in instrument placements this quarter, we are well positioned to achieve our stated goals. This past quarter also saw exciting developments – including our progress toward clinical applications in the European market – that align with our long-term strategic objectives.”

Second Quarter 2022 Financial Results

Total revenue for the second quarter of 2022 was $40.2 million, a 32% increase over the second quarter of 2021.

Gross profit was $24.6 million for the second quarter of 2022, an increase of 24% compared to a gross profit of $19.7 million in the second quarter of 2021. Gross profit margin was 61% in the second quarter of 2022 compared to 65% in the second quarter of 2021. Adjusted gross profit margin in the second quarter of 2022 was 64% compared to 65% in the second quarter of 2021, after adjusting for stock-based compensation expense and amortization of acquisition-related intangibles.

Operating expenses were $25.5 million for the second quarter of 2022, a 60% increase from $15.9 million in the second quarter of 2021. The increase was primarily due to expenses to support continued growth of the business, including further investments in sales and marketing, R&D, and costs related to operating as a public company.

Loss from operations in the second quarter of 2022 was $0.9 million compared to income of $3.8 million in the second quarter of 2021. Net loss in the second quarter of 2022 was $0.7 million compared to net income of $2.7 million in the second quarter of 2021.

Adjusted EBITDA in the second quarter of 2022 was $4.8 million compared to $4.7 million in the second quarter of 2021, after adjusting for stock-based compensation expense and foreign currency exchange impacts.

2022 Outlook

Cytek Biosciences continues to expect full year 2022 revenue to be closer to the high end of the range of $160 million to $168 million.

Webcast Information

Cytek will host a conference call to discuss the second quarter 2022 financial results on Wednesday, August 10, 2022, at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time. A webcast of the conference call can be accessed at investors.cytekbio.com.

About Cytek Biosciences, Inc.

Cytek Biosciences (Nasdaq: CTKB) is a leading cell analysis solutions company advancing the next generation of cell analysis tools by delivering high-resolution, high-content and high-sensitivity cell analysis utilizing its patented Full Spectrum Profiling™ (FSP™) technology. Cytek’s novel approach harnesses the power of information within the entire spectrum of a fluorescent signal to achieve a higher level of multiplexing with precision and sensitivity. Cytek’s FSP platform includes its core instruments, the Aurora and Northern Lights™ systems; its cell sorter, the Aurora CS; and reagents, software and services to provide a comprehensive and integrated suite of solutions for its customers. Cytek is headquartered in Fremont, California with offices and distribution channels across the globe. More information about the company and its products is available at www.cytekbio.com.

Other than Cytek’s Northern Lights CLC system and certain reagents for use therewith, which are available for clinical use in countries where the regulatory approval has been obtained from the local regulatory authorities, including China and the European Union, Cytek’s products are for research use only and not for use in diagnostic procedures. Please contact your local sales representatives for the status of local regulatory approval.

Cytek, cFluor, Full Spectrum Profiling, FSP and Northern Lights are trademarks or registered trademarks of Cytek Biosciences, Inc.

In addition to filings with the Securities and Exchange Commission (SEC), press releases, public conference calls and webcasts, Cytek uses its website (www.cytekbio.com), LinkedIn page and corporate Twitter account as channels of distribution of information about its company, products, planned financial and other announcements, attendance at upcoming investor and industry conferences and other matters. Such information may be deemed material information and Cytek may use these channels to comply with its disclosure obligations under Regulation FD. Therefore, investors should monitor Cytek’s website, LinkedIn page, and Twitter account in addition to following its SEC filings, news releases, public conference calls and webcasts.

Statement Regarding Use of Non-GAAP Financial Information

Cytek has presented certain financial information in accordance with U.S. GAAP and also on a non-GAAP basis for the three- and six-month periods ended June 30, 2022. Management believes that non-GAAP financial measures, including “Adjusted gross profit margin” and “Adjusted EBITDA” referenced above, taken in conjunction with GAAP financial measures, provide useful information for both management and investors by excluding certain non-cash and other expenses that are not indicative of the company’s core operating results. Management uses non-GAAP measures to compare the company’s performance relative to forecasts and strategic plans and to benchmark the company’s performance externally against competitors. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the company’s operating results as reported under U.S. GAAP. Cytek encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP operating results are presented in the accompanying tables of this release.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. All statements, other than statements of historical facts, may be forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include statements regarding Cytek Biosciences’ move to make total cell analysis solutions available for clinical applications in the European market; Cytek Biosciences being well positioned to achieve its stated goals; and Cytek Biosciences’ continued expectations that full year 2022 revenue will be closer to the high end of the range of $160 million to $168 million. These statements are based on management’s current expectations, forecasts, beliefs, assumptions and information currently available to management. These statements also deal with future events and involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Factors that could cause actual results to differ materially include risks and uncertainties such as those relating to global market conditions; risks associated with international operations; the ongoing COVID-19 pandemic; Cytek Biosciences’ dependence on certain sole and single source suppliers; competition; market acceptance of Cytek Biosciences’ current and potential products; Cytek Biosciences’ ability to manage the growth and complexity of its organization; Cytek Biosciences’ ability to maintain, protect and enhance its intellectual property; and Cytek Biosciences’ ability to continue to stay in compliance with its material contractual obligations, applicable laws and regulations. You should refer to the section entitled “Risk Factors” set forth in Cytek Biosciences’ Annual Report on Form 10-K filed with the SEC on March 17, 2022, Cytek Biosciences’ Quarterly Report on Form 10-Q to be filed with the SEC and other filings Cytek Biosciences makes with the SEC from time to time for a discussion of important factors that may cause actual results to differ materially from those expressed or implied by Cytek Biosciences’ forward-looking statements. Although Cytek Biosciences believes that the expectations reflected in the forward-looking statements are reasonable, it cannot provide any assurance that these expectations will prove to be correct nor can it guarantee that the future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or occur. The forward-looking statements in this press release are based on information available to Cytek Biosciences as of the date hereof, and Cytek Biosciences disclaims any obligation to update any forward-looking statements provided to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing Cytek Biosciences’ views as of any date subsequent to the date of this press release.

Media Contact:

Stephanie Olsen

Lages & Associates

(949) 453-8080

stephanie@lages.com

Investor Relations Contact:

Paul D. Goodson

Head of Investor Relations

pgoodson@cytekbio.com

Cytek Biosciences, Inc.

Consolidated Statements of Operations and Comprehensive (Loss) Income

(Unaudited)

	Three months ended		Six months ended
(In thousands, except share and per share data)	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Revenue, net:
Product	$37,093	$28,676	$68,574	$51,376
Service	3,066	1,732	6,649	3,304

Total revenue, net	40,159	30,408	75,223	54,680

Cost of sales:
Product	11,780	7,932	23,547	15,240
Service	3,818	2,731	6,938	5,209

Total cost of sales	15,598	10,663	30,485	20,449

Gross profit	24,561	19,745	44,738	34,231
Operating expenses:
Research and development	8,436	6,194	16,461	11,288
Sales and marketing	8,431	5,576	15,391	9,853
General and administrative	8,585	4,164	16,134	8,147

Total operating expenses	25,452	15,934	47,986	29,288

(Loss) income from operations	(891)	3,811	(3,248)	4,943
Other income (expense):
Interest expense	(647)	(433)	(1,237)	(808)
Interest income	391	9	409	19
Other expense, net	(254)	(120)	(628)	(735)

Total other expense, net	(510)	(544)	(1,456)	(1,524)

(Loss) income before income taxes	(1,401)	3,267	(4,704)	3,419
(Benefit from) provision for income taxes	(699)	597	(1,844)	647

Net (loss) income	$(702)	$2,670	$(2,860)	$2,772

Less: net loss allocated to noncontrolling interests	104	—	241	—
Less: net income allocated to participating securities	—	—	—	—

Net (loss) income attributable to common stockholders, basic and diluted	$(598)	$2,670	$(2,619)	$2,772

Net (loss) income attributable to common stockholders per share, basic	$(0.00)	$—	$(0.03)	$—

Net (loss) income attributable to common stockholders per share, diluted	$(0.00)	$—	$(0.03)	$—

Weighted-average shares used in calculating net (loss) income per share, basic	134,403,059	31,878,762	134,154,171	31,719,005

Weighted-average shares used in calculating net (loss) income per share, diluted	134,403,059	36,173,036	134,403,059	35,908,554

Comprehensive (loss) income:
Net (loss) income	$(702)	$2,670	$(2,860)	$2,772
Foreign currency translation adjustment, net of tax	(683)	269	(669)	471

Net comprehensive (loss) income	$(1,385)	$2,939	$(3,529)	$3,243

Cytek Biosciences, Inc.

Consolidated Balance Sheets

(Unaudited)

(In thousands, except share and per share data)	June 30, 2022	December 31, 2021
	(unaudited)	(audited)
Assets
Current assets:
Cash and cash equivalents	$349,894	$364,618
Trade accounts receivable, net	36,811	29,760
Inventories	45,345	32,171
Prepaid expenses and other current assets	11,220	5,184

Total current assets	443,270	431,733
Deferred income tax assets, noncurrent	11,689	9,173
Property and equipment, net	7,340	5,851
Operating lease right-of-use assets	13,635	—
Goodwill	10,144	10,144
Intangible assets, net	3,859	4,739
Other noncurrent assets	2,880	1,665

Total assets	$492,817	$463,305

Liabilities, redeemable convertible preferred stock and stockholders’ equity
Current liabilities:
Trade accounts payable	$6,749	$3,034
Legal settlement liability, current	2,139	1,463
Accrued expenses	17,841	15,251
Other current liabilities	5,630	6,352
Deferred revenue, current	9,991	7,081

Total current liabilities	42,350	33,181
Legal settlement liability, noncurrent	14,649	13,745
Deferred revenue, noncurrent	11,020	9,790
Operating lease liability, noncurrent	12,316	—
Other noncurrent liabilities	1,353	1,204

Total liabilities	$81,688	$57,920

Commitments and contingencies (Note 17)
Redeemable convertible preferred stock, $0.001 par value; 10,000,000 shares authorized, zero issued and outstanding as of June 30, 2022 and December 31, 2021; aggregate liquidation preference of zero as of June 30, 2022 and December 31, 2021.	—	—
Stockholders’ equity:
Common stock, $0.001 par value; 1,000,000,000 authorized shares as of June 30, 2022 and December 31, 2021, respectively; 134,601,671 and 133,749,663 issued and outstanding shares as of June 30, 2022 and December 31, 2021, respectively.	135	126
Additional paid-in capital	432,889	423,625
Accumulated deficit	(22,225)	(19,606)
Accumulated other comprehensive income	228	897
Noncontrolling interest in consolidated subsidiary	102	343

Total stockholders’ equity	$411,129	$405,385

Total liabilities, redeemable convertible preferred stock and stockholders’ equity	$492,817	$463,305

The accompanying notes are an integral part of these unaudited interim consolidated financial statements

Cytek Biosciences, Inc.

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

	Three Month Ended June 30,
(In thousands, except per share amounts)	2022	2021
GAAP gross profit	$24,561	$19,745
Stock-based compensation	749	120
Amortization of acquisition-related intangible assets	344	—

Non-GAAP gross profit	$25,654	$19,865

Non-GAAP gross profit %	64%	65%

GAAP operating expenses	$25,452	$15,934
Stock-based compensation	(3,185)	(547)
Amortization of acquisition-related intangible assets	(122)	—

Non-GAAP operating expenses	$22,145	$15,387

GAAP income from operations	$(891)	$3,811
Stock-based compensation	3,934	667
Amortization of acquisition-related intangible assets	467	—

Non-GAAP income from operations	$3,510	$4,478

GAAP net income	$(702)	$2,670
Stock-based compensation	3,934	667
Amortization of acquisition-related intangible assets	467	—
Tax effect of items excluded from non-GAAP results	(233)	—

Non-GAAP net income	$3,466	$3,337

GAAP net income attributable to common stockholders	$(598)	$—
Stock-based compensation	3,934	667
Amortization of acquisition-related intangible assets	467	—
Tax effect of items excluded from non-GAAP results	(233)	—

Non-GAAP net income attributable to common stockholders	$3,570	$667

GAAP net income per share to common stockholders, diluted	$—	$—
Stock-based compensation per share	0.029	0.02
Amortization of acquisition-related intangible assets	0.003	—
Tax effect of items excluded from non-GAAP results	(0.002)	—

Non-GAAP net income per share to common stockholders, diluted	$0.03	$0.02

Average shares outstanding for calculation of non-GAAP net income per share (diluted)	134,403,059	36,173,036

GAAP Net Income	$(702)	$2,670
Depreciation and Amortization	1,636	194
Provision for (Benefits from) Income Taxes	(699)	597
Interest Income	(391)	(9)
Interest Expense	647	433
Foreign currency exchange loss, net	331	135
Stock-based compensation	3,934	667

Adjusted EBITDA	$4,756	$4,687